UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 26, 2005

                         WAYNE SAVINGS BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                     0-23433                   31-1557791
         --------                     -------                   ----------
(State or other jurisdiction    (Commission File No.)          (IRS Employer
     of incorporation)                                       Identification No.)



   151 N. Market St., Wooster, Ohio                                44691
   --------------------------------                                -----
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (330) 264-5767


                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written  communications  pursuant to Rule 425 under the  Securities  Act (17
    CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[_] Pre-commencement  communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure
              ------------------------


         On September 26, 2005, Wayne Savings Bancshares, Inc., "the Company" issued a press release announcing a cash dividend of $.12 per share on the Company's common stock for the quarter ended September 30, 2005. A copy of the press release dated September 26, 2005 is attached as Exhibit 99 to this report. The press release is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.


Item 9.01     Financial Statements and Exhibits
              ---------------------------------

       (a) Not applicable.

       (b) Not applicable.

       (c) Exhibits.


Exhibit No.   Description
-----------   -----------

    99        Press release, dated September 26, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        WAYNE SAVINGS BANCSHARES, INC.


DATE:  September 26, 2005               By:  /s/ H. Stewart Fitz Gibbon III
                                             -------------------------------
                                             H. Stewart Fitz Gibbon III
                                             Senior Vice President and Chief
                                             Financial Officer


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